Deutsche Bank Global Auto Industry Conference January 2018 Exhibit 99.1

Forward-looking information This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; our ability to satisfy pension and other post-employment benefit obligations; our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016). Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.

Visteon Today and Shareholder Value Creation Tier 1 supplier of automotive cockpit electronics and software delivering a rich, connected cockpit experience for all cars from luxury to entry segments ~$3.1B annual sales 10,000 employees 18 countries 22 manufacturing locations 18 technical centers Total shareholder returns of ~160% from 2015 – 2017; Significantly outperformed peer group and S&P 500

Evolution Through Technology Leadership From Digital to Autonomous Cockpit Electronics Pure Play Sum of Parts 2012 2015 2018 Exited non-core business to focus on cockpit electronics Established global leadership in cockpit electronics technologies Introduced market-leading autonomous driving controller

Transformation of Visteon in Cockpit Electronics Products and Technologies From custom products to platforms Innovation and technology leadership Valued technology partner for automotive OEMs Outperforming peers in largest automotive market Disciplined focus on quality and cost efficiencies Company Culture Customer Engagements China Focus Operational Excellence

Approaching Best-in-Class Performance Continued improvement in key financial metrics New Business Wins Adjusted EBITDA Margin China Domestic Sales (Dollars in billions) (Dollars in millions) ~$382 ~11.6% Return on Invested Capital * ROIC based on 9/30/2017 financials. ~17.1% ~$7.0 20% CAGR 28% CAGR

The Next Catalyst From Digital to Autonomous Cockpit Electronics Pure Play Sum of Parts 2012 2015 2018 Exited non-core business to focus on cockpit electronics Established global leadership in cockpit electronics technologies Introduced market-leading autonomous driving controller

Cockpit and ADAS/AD Technology Trends L1-L2 ADAS L3-L4 Autonomous 2010 2005 2015 2020 2025 ECU Consolidation Connected Car HMI for Level 3 Autonomous Digital Cockpit

ECU Consolidation in Automotive Electronics Visteon focused on cockpit and ADAS/AD controller solutions Reduces cost, weight and power consumption ECUs in car 30 - 100+ Consolidation of ECUs into domain controllers Leverages silicon and software innovations Today Tomorrow Cockpit Controller ADAS/AD Controller Visteon’s Focus

Next-Gen Vehicle Cockpit Solution Visteon leads industry in fast-growing cockpit controller solutions Highly Integrated Cockpit Controller Data Source: Strategy Analytics, September 2017. (Units in millions) Market Growth Rate Exponential Growth of Cockpit Controllers Visteon’s Market Leading Position Four customer wins First in the industry Single cockpit computer drives all displays and functions Integration of instrument cluster and infotainment as basic functions Advanced systems integrate HUD, driver monitoring and augmented reality Complex system integration of multiple operating systems on single multicore system-on-chip

SmartCore™ Gen 2 Launched at CES 2018

smartcore™



- Single ECU for digital instrument cluster, HUD, infotainment and optional passenger display
- Supports Renesas R-CAR, Qualcomm Snapdragon® processors with QNX® hypervisor, and Phoenix™ and Android™ Infotainment systems

Support for Renesas, Nvidia, and now Qualcomm CPUs

Integration of Phoenix™ and Android in addition to instrument cluster and HUD domains

Support for QNX® hypervisor in addition to Visteon's hypervisor

Excellent feedback from auto makers at CES 2018

Significant opportunity in 2018 with ~$3.5B in pursuit pipeline

11

Interconnection of Cockpit Electronics and Autonomous Driving Visteon is uniquely positioned to provide cockpit electronics solutions as the industry transitions to autonomous technology Individual hardkeys, buttons, knobs, digital displays Digital clusters Head-up displays 3-D instrument clusters Driver monitoring Augmented reality L1 L2 L3 L4 L5 2005 2010 2015 2020 2025 2030 Cockpit Electronics Technologies Automated Driving Levels 4K ultra HD instrument cluster display with side displays for mirror integration Driver-facing IR camera to monitor and track head/eye movement Digital cluster software supports driver and vehicle handoffs Next-Gen Cluster Concept

ADAS to Autonomous Roadmap

Visteon


Function
L1
L2
L3
L4
L5
Forward Driving
Side/Rear
Parking
Adaptive Cruise Control (ACC)
Lane Keeping Assist (LKA)
Lane Change Assist
Cross Traffic Alert
Surround View
ACC with LKA
Advanced Emergency Braking
Traffic Jam Assist
Parallel Park
Highway Pilot
Parking Assist
Highway Pilot
City Pilot
Valet Parking
Auto Pilot
ADAS
Environment monitoring by human
Autonomous Driving
Environment monitoring increasingly done by system

L3+ System Requirements

- System performs environmental monitoring
- Radar, camera and LiDAR sensors
- Late fusion of sensor data
- Scalable centralized computing
- Machine learning algorithms

Autonomous driving technology requires centralized processing of sensor data

13

Autonomous Driving Market by Features

(Dollars in billions)

Visteon



$32.4
$24.1
$18.4
$14.0
$10.2
16% CAGR (2017-25)
$18.0
$12.0
$8.5
$6.0
$4.0
$4.5
$3.9
$3.3
$2.7
$2.1
2017
2019
2021
2023
2025
Highway Pilot/ Traffic Jam Pilot/ Adaptive Cruise Control
Parking Assist/Self Parking
Blind Spot Detection
Driver Monitoring
Night Vision
Lane Departure Warning

Data Source: Roland Berger, July 2016.

Level 3+ Highway Pilot and Parking Assist

- Forward-driving features merge into "highway pilot" for Level 3
- Represents largest segment of market by 2025
- Combines ACC, lane keep assist, lane change assist and swarm mode using V2X
- Expect take rates to be similar to L2 ADAS systems

Highway pilot and self-parking are key autonomous features

14

Rapid Changes in Sensor and Processing Landscape Camera/radar/LiDAR sensors evolving rapidly CPU/GPU capabilities increasing rapidly More data volume forces higher processing power New AI-specific processors expected in near future LiDAR Mechanical to solid state Higher resolution at <$250 Processors CPU to GPU Emerging AI processors Radar 24GHz to 600 GHz 2-D to 3-D Camera Increased resolution up to 12 MP, frame rate up to 60 fps

DriveCore™ Technology Platform Scalable and modular computing hardware Software middleware abstracts hardware for AI algorithms PC-based dev toolchain for third-party algorithm and app development From Level 3 to Level 4 Patented advanced thermal management Level 3 Level 4 Perception Actuation Path Planning CNN Algorithms RL Algorithms Runtime Compute Camera, Radar, Lidar, Ultrasonic Vehicle Integration Simulated environment for algorithm development Simulation of real sensors Enable open collaboration with third-party providers In-Vehicle System Development Tool Chain

L3/L4 Autonomous Driving Ecosystem Visteon’s DriveCore™ fills system integration gap for autonomous driving ecosystem Silicon Sensors HD Map Scalable Computing Hardware and Middleware Car Manufacturers AI Algorithms & Frameworks System Hardware & Software Silicon, Sensors and HD Maps

Leveraging Autonomous Driving Ecosystem Disciplined approach to R&D and strategic investments Customer Partnerships Strategic Investments Strategic cooperation agreement Only Tier 1 founder partner Technology Collaborations Establishing an ecosystem with key partners

Best-selling digital cluster platform First open app platform for infotainment First cockpit domain controller First autonomous driving controller Evolving Cockpit Experience from Digital to Autonomous Most advanced technology solutions for cockpit and autonomous driving

Capital Deployment Strategy and Financial Guidance Deutsche Bank Global Auto Industry Conference

Capital Return Program (Dollars in millions) Commitment to Capital Returns 2017 Authorization $400 million Executed $200M in 2017 Intend to enter into OMR/ASR for remainder after year-end filing 2018 Authorization New share repurchase authorization for $500 million to be executed through 2020 Plan to complete $200M by the first quarter of 2019 $3.7B returned from 2012 - 2016 Share Repurchase 54% Special Distribution 46%

Reaffirming long-term targets of $4.7B for Sales and 14% Adjusted EBITDA margin New Business Wins 2017 Deutsche Bank Global Auto Conference On Track to Achieve Long-Term Targets (Dollars in billions) 2018 Update Increased confidence in achieving sales of $4.7B with 14% Adjusted EBITDA margin in 2021 due to strong 2017 NBWs Approximately 63% of 2021 targeted revenues is sourced ~10% of revenues in 2021 will come from SmartCore™, Phoenix™ and DriveCore™

Full-Year 2017 and 2018 Guidance FY 2017 Updated Guidance FY 2018 Guidance Sales $3,140 - $3,150 $3,175 - $3,275 Adjusted EBITDA $365 - $370 ~11.6% (~11.9% excl. Autonomous R&D) $370 - $380 ~11.7% (~12.1% excl. Autonomous R&D) Adjusted Free Cash Flow $145 - $150 $160 - $180 (Dollars in millions)

Delivering Shareholder Value Technology transformation from digital to autonomous Long-term growth and margin expansion Return enhancement through capital deployment

Appendix Deutsche Bank Global Auto Industry Conference

Use of non-GAAP financial information Because not all companies use identical calculations, adjusted EBITDA, free cash flow and adjusted free cash flow used throughout this presentation may not be comparable to other similarly titled measures of other companies. In order to provide the forward-looking non-GAAP financial measures for full-year 2017 and 2018, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

2018 Exchange Rates 2018 full-year impact of movements in FX rates Key exchange rate assumptions

2017 and 2018 Guidance Reconciliation Adjusted EBITDA (Electronics Product Group)

2017 and 2018 Guidance Reconciliation (cont’d) Free Cash Flow and Adjusted Free Cash Flow (Electronics Product Group)

Instrument Cluster Market Overview Digital Cluster is the fastest growing segment Market Analysis Market Share (By Revenue) Significant increase on “ALL digital” design solutions Architectural changes to function oriented “Domain Controller” Sourcing models separating HW from SW providers Higher display performance (optical, resolution, size), linkage to Advanced Driver Assistance System and Autonomous Driving Electrification driving power efficiency 2017 Market $7.0B 2022 Market $10.9B 9% -10% CAGR 6% -10% $7.0B $7.7B $8.5B $9.3B $10.1B $10.9B Revenue ($B) Market Size Volume (M) 26% 27% 9% Rank # 2 Rank # 2

Center Information Display Market Overview Early engagement and technology solution are differentiation of our “added value” Market Analysis Market Size Market Share (By Revenue) Consumer electronics experience drives demand in automotive (pleasure and aesthetics – OEM design studio/marketing key initiators for early engagement). Increase in Display functions (size, sensing, gesture, haptic feedback, functional safety, biometric) Advancement in SOC technology and price reduction are driving multi Displays use, separation of silver box, and replacing traditional devices (buttons, mirrors) Improved optical quality (resolution, brightness, viewing angle, local diming, HDR) Seamless integration and functional surfaces extend outside the “traditional display” area (secret till lit, light effects, touch) $6.2B $7.1B $8.1B $9.1B $9.9B $10.4B Revenue ($B) Volume (M) 11% -16% CAGR 27% 11% 24% 3% 9% -18% 26% 23% -1% 2017 Market $6.1B 2022 Market $10.4B Rank # 2 Rank # 3

Head-Up Display Market Overview After creating the CHUD market, we must win WHUD business to become a market leader Market Analysis Market Size Market Share (By Revenue) Strong market trend for wider HUD image Strong demand for Augmented Reality HUD from Premium pulled by Autonomous Driving WHUD maintains higher market shares but balanced by CHUD introductions for lower car segments Market will more than triple in volume and revenue within the plan period (2017 -2022) as Market changes from niche to mainstream 22% 39% CAGR 11% 39% $0.7B $0.9B $1.3B $1.6B $2.0B $2.4B Revenue ($B) Volume (M) 27% 2017 Market $0.7B 2022 Market $2.4B Rank # 8 Rank # 5

Audio/Infotainment Market Overview Visteon offering a differentiated platform and business approach to become a competitive player in the largest market segment Market Analysis Market Size Market Share (By Revenue) Largest revenue product line Audio market declines, but remains relevant in emerging markets Display Audio growing the fastest within the segment Large number of suppliers with 18 players controlling 90% of the market Key drivers are smartphone integration, apps, FOTA, open source standards, cyber security Revenue ($B) Volume (M) 5% 22% CAGR -10% 5% 22% -10% $16.1B $17.1B $18.3B $19.4B $20.3B $21.0B 5% 2017 Market $16.1B 2022 Market $20.9B Rank # 8 Rank # 5

Telematics Market Overview High growth as more vehicles are connected globally; creating complexity and security concerns Market Analysis Market Size Market Share (By Revenue) Increasing wireless complexity Multiple access and security needs Connected services (FOTA / Vehicle data services) High-speed vehicle networking (Ethernet) Increasing data volume and speeds European eCall regulation Revenue ($B) Volume (M) 21% CAGR $1.9B $2.4B $3.1B $3.8B $4.3B $4.6B 19% 10% 19% 8% 2017 Market $1.9B 2022 Market $4.6B Rank # 5 Rank # 9